UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: December 15, 2004

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                  1-9494                13-3228013
(State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)           File Number)         Identification No.)


  727 Fifth Avenue, New York, New York                      10022
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events.

In accordance with the Registrant's obligations under Securities Exchange Act Rule 14e-2, Registrant issued the following press release on December 15, 2004 with respect to a tender offer for less than five percent of Registrant's outstanding Common Stock at a price below market.

A copy of the December 15, 2004 press release is attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

           99.1 Press Release dated December 15, 2004






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                   BY:    /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  December 16, 2004